UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2009 (December 14, 2009)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

5307 W. Loop 289
Lubbock, Texas 79414
 (Address of principal executive offices) (Zip Code)

806-771-5212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events

Payment on Series A Bonds

Background

As previously disclosed on Current Reports on Form 8-K dated November 30, 2009 and December 1, 2009 of Xfone, Inc. (the “Company”), upon the request and instructions of the Tel Aviv Stock Exchange (the “TASE”) to the Company, the Company’s first payment in respect of the principal and interest which was due on December 1, 2009 to the holders of its Series A Bonds (the “Bonds”), in the amount of NIS 10,000,000 ($2,649,006.6), was paid in installments.  The first installment in an amount of NIS 3,735,399.26 ($989,509.70), which constituted the then current interest payment of the Bonds, was paid on December 1, 2009.  In accordance with the operating schedule published by the TASE on December 1, 2009, the remaining portion, in the amount of NIS 6,264,600.74 ($1,659,496.9), which represented 45.96% of the then current due principal payment of the Bonds, was paid to the holders of the Series A Bonds on December 4, 2009.

Recent Development

The balance of the principal amount due in connection with the Bonds, in the amount of NIS 7,365,356.72 ($1,948,507.06, calculated with an exchange rate of 3.78) (the “Balance of the Principal”) was paid to the holders of the Bonds on December 14, 2009.

In accordance with the Indenture entered into on December 13, 2007, as amended and restated on October 27, 2008 (the “Indenture”), between the Company and Ziv Haft Trusts Company Ltd., as Trustee, in connection with the Bonds, arrears interest in connection with the Balance of the Principal, at a rate of 0.502% for the period commencing on December 1, 2009 and ending on December 14, 2009

The holders of the Bonds may use exemptions from withholding tax which were received in connection with the payments on December 1, 2009, insofar as such exemptions are valid.

Midroog Monitoring Report

As previously disclosed on a Current Report on Form 8-K of the Company dated November 30, 2009, Midroog Limited, an Israeli rating company which is a subsidiary of Moody’s Investor Services (“Midroog”), issued a monitoring report relating to the Company’s offering of the Bonds in Israel in connection with the Company’s financing of its acquisition of NTS Communications, Inc.  On December 14, 2009, the Company received Midroog's approval for the filing of an English version of the report.  A copy of the English version of the report is attached hereto as Exhibit 99.1.  A Hebrew version of the report is available on Midroog’s website at: http://www.midroog.co.il/siteFiles/13/463/5957.asp?val=406.

Item 9.01                       Financial Statements and Exhibits

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)           Exhibits.

Exhibit No.	Description
99.1	Report (English version) dated November 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xfone, Inc.

Date: December 14, 2009	By:	/s/ Guy Nissenson
Guy Nissenson
President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Report (English version) dated November 2009